Exhibit 99.1

EBIX ACQUIRES MIAMI-BASED FACTS SERVICES, INC.

ACQUISITION LIKELY TO BE ACCRETIVE TO EBIX EPS

ATLANTA, GA – May 20, 2009 – Ebix, Inc. (NASDAQ: EBIX), a leading international developer and supplier of software and e-commerce solutions to the insurance industry, today announced that it has acquired Facts Services, Inc. effective the 1st of May 2009. The signing of the binding agreement and the closing of the transaction was completed yesterday, on 19th May 2009. The acquisition is expected to be a valuable addition to the company’s EbixExchange channel.

Facts Services, Inc. (FACTS®) is today seen as one of the leading providers of fully automated and integrated, high performance software and hardware solutions for healthcare payers, specializing in claims processing, employee benefits, risk management, cost containment and managed care. All FACTS® products are available in an ASP or self hosted model. FACTS’ integrated, best-in-class technologies include systems for automatic adjudication, HIPAA, EDI, Internet, IVR, and workflow.

The FACTS® family of products supports multiple lines of business within a single information system: Health, Indemnity, TPA, PPO, HMO, PHO, IPA, MSO, Group Administration, COBRA, Section 125-Integrated Flexible Benefits, and Workers’ Compensation with Integrated Managed Care for 24-hour coverage. It is today seen as a single source provider servicing the full spectrum of a company’s health claims management needs.

The deal will involve an upfront cash payment of $6.5 million to Facts Services, Inc. shareholders. Ebix funded the acquisition through internal sources using its own cash reserves. No shares of Ebix’s capital stock were issued as a part of deal, thus resulting in no share dilution to Ebix’s existing shareholders. No financial advisors were involved in the transaction from the Ebix side.

The company announced that it intends to combine this acquisition with its Pittsburgh based division, under the EbixHealth name, with a view to providing the industry with an expanded roster of services in a seamless manner.

Robin Raina, chairman, president and CEO of Ebix, said, “The acquisition of Facts Services is another step towards solidifying Ebix’s position as a leading global powerhouse of insurance automation and expertise. With 3 of the Top 10 Third party administrators (TPAs) in the country as customers, FACTS® will further strengthen Ebix’s position in the fast-growing health benefits and claims processing sector of the insurance industry.”

“We are pleased that the acquisition provides us with a cohesive employee base that has delivered consistently and brings specialized health and managed care expertise to Ebix,” added Raina. “On the economic front, we are excited about this acquisition on many accounts. Firstly it brings a revenue base to the company that is 70% recurring. Secondly it is a business that is likely to be accretive to Ebix earnings per share (EPS) in the near and long term future.”

About Facts Services, Inc.

Since 1981, Facts Services, Inc. is a leading provider of fully automated and integrated, high performance software and hardware solutions for healthcare payers, specializing in claims processing, employee benefits, risk management, cost containment and managed care. All FACTS products are available in a turnkey or ASP model. FSI’s integrated, best-in-class technologies include systems for automatic adjudication, HIPAA, EDI, Internet, IVR, and workflow. As a single source provider servicing the full spectrum of a company’s health claims management needs, FSI also provides integrated hardware options, services, training and support.

For more information on the complete line of FACTS products and services, please visit www.factsservices.com

About Ebix

Ebix, Inc. is a leading international supplier of software and e-commerce solutions to the insurance industry. Ebix provides a series of application software products for the insurance industry ranging from carrier systems, agency systems and exchanges to custom software development for all entities involved in the insurance and financial services industries.

Ebix strives to work collaboratively with clients to develop innovative technology strategies and solutions that address specific business challenges. Ebix combines the newest technologies with its capabilities in consulting, systems design and integration, IT and business process outsourcing, applications software, and Web and application hosting to meet the individual needs of organizations.

With bases in Singapore, Australia, UK, the US, New Zealand, India and Canada, Ebix employs insurance and technology professionals who provide products, support and consultancy to more than 3,000 customers on six continents. Ebix’s focus on quality has enabled it be awarded Level 5 status of the Carnegie Mellon Software Engineering Institute’s Capability Maturity Model (CMM). Ebix has also earned ISO 9001:2000 certification for both its development and call center units in India. For more information, visit the Company’s website at www.ebix.com

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Safe Harbor for Forward Looking Statements under the Private Securities Litigation Reform Act of 1995 — This press release contains various forward looking statements and information that are based on management’s beliefs, as well as assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market and management’s plans and objectives. The Company has tried to identify such forward looking statements by use of words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “will,” “should,” and similar expressions, but these words are not the exclusive means of identifying such statements. Such statements are subject to various risks, uncertainties and other factors which could cause actual results to vary materially from those expressed in, or implied by, the forward looking statements. Such risks, uncertainties and other factors include the extent to which the Company’s new products and services can be successfully developed and marketed, the integration and other risks associated with recent and future acquisitions, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties, the Company’s ability to continue to develop new products to effectively address market needs in an industry characterized by rapid technological change, the Company’s dependence on the insurance industry (and in particular independent agents), the highly competitive and rapidly changing automation systems market, the Company’s ability to effectively protect its applications software and other proprietary information, the Company’s ability to attract and retain quality management, and software, technical sales and other personnel, the potential negative impact on the Company’s outsourcing business in India from adverse publicity and possible governmental regulation, the risks of disruption of the Company’s Internet connections or internal service problems, the possibly adverse effects of a substantial increase in volume of traffic on the Company’s website, mainframe and other servers, possible security breaches on the Company’s website and the possible effects of insurance regulation on the Company’s business. Certain of these, as well as other, risks, uncertainties and other factors, are described in more detail in Ebix’s periodic filings with the Securities and Exchange Commission, including the company’s annual report on form 10-K for the year ended December 31, 2008, included under “Item 1. Business—Risk Factors.” Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors or to publicly update any of the forward looking statements contained herein to reflect future events or developments or changed circumstances or for any other reason.

CONTACT:
Aron Tikkoo
Ebix, Inc.
678 -281-2027 or atikkoo@ebix.com